COLONIAL INVESTMENT GRADE MUNICIPAL TRUST
           One Financial Center, Boston, Massachusetts 02111
                            (617) 426-3750


               NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                        TO BE HELD MAY 31, 1995

Dear Fellow Shareholder:

     The Annual Meeting of Shareholders (Meeting) of Colonial
Investment Grade Municipal Trust (Fund) will be held at the offices of Colonial Management Associates, Inc. (Adviser), One Financial Center, Boston, Massachusetts, on Wednesday, May 31, 1995, at 10:00 a.m.
Eastern time, to:

1.  Elect six Trustees;

2.  Ratify or reject the selection of independent accountants;
    and

3. Transact such other business as may properly come before the Meeting or any adjournment thereof.


                                     By order of the Trustees,



                                     Arthur O. Stern,
                                     Secretary

April 21, 1995


NOTICE: YOUR VOTE IS IMPORTANT, REGARDLESS OF THE NUMBER OF SHARES YOU OWN. IF A QUORUM IS NOT PRESENT AT THE MEETING, ADDITIONAL EXPENSES WILL BE INCURRED TO SOLICIT ADDITIONAL PROXIES. TO AVOID THESE COSTS TO YOUR FUND, PLEASE VOTE, SIGN AND RETURN YOUR PROXY IN THE ENCLOSED POSTAGE-PAID ENVELOPE IMMEDIATELY.



IG-85/859A-0495
                            PROXY STATEMENT
                          General Information
                                                       April 21, 1995

   The enclosed proxy, which was first mailed on April 21, 1995, is solicited by the Trustees for use at the Meeting. All properly executed proxies received in time for the Meeting will be voted as specified in the proxy or, if no specification is made, in favor of each proposal referred to in the Proxy Statement. The proxy may be revoked prior to its exercise by a later dated proxy, by written revocation received by the Secretary or by voting in person. Solicitation may be made by mail, telephone, telegraph, telecopy and personal interviews. Authorization to execute proxies may be obtained by telephonically or electronically transmitted instructions. The cost of solicitation will be paid by the Fund.

   Holders of a majority of the shares outstanding and entitled to vote constitute a quorum and must be present in person or represented by proxy for business to be transacted at the Meeting. On
March 6, 1995, the Fund had outstanding 11,509,000 shares of beneficial interest. Shareholders of record at the close of business on March 6, 1995 will have one vote for each share held. As of March 6, 1995, Cede & Co., c/o Depository Trust Company, 7 Hanover Square, New York,
New York 10004 owned of record 73.42% of the Fund's outstanding shares.

   Votes cast by proxy or in person will be counted by persons appointed by the Fund to act as election tellers for the Meeting. The tellers will count the total number of votes cast "for" approval of the proposals for purposes of determining whether sufficient affirmative votes have been cast. Where a shareholder withholds authority or abstains, or the proxy reflects a "broker non-vote" (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or persons entitled to vote and (ii) the broker or nominee does not have the discretionary voting power on a particular matter), the shares will be counted as present and entitled to vote on the matter for purposes of determining the presence of a quorum. With respect to the election of Trustees and ratification of independent accountants, withheld authority, abstentions and broker non-votes have no effect on the outcome of the voting.

   Further information concerning the Fund is contained in its most recent Annual Report to shareholders, which is obtainable free of charge by writing the Adviser at One Financial Center, Boston, MA
02111 or by calling 1-800-248-2828.

1.   Election of Six Trustees.

   Messrs. Birnbaum, Grinnell, Lowry, Shinn, Sullivan and Weeks (who have each agreed to serve) are proposed for election as Trustees of the Fund, each to serve for three years or until a successor is elected. Messrs. Shinn, Sullivan and Weeks currently serve as Trustees. Messrs. Birnbaum, Grinnell and Lowry are proposed to be added to the Board. The election of each of Messrs. Birnbaum, Grinnell and Lowry is conditioned on their nomination by the current Trustees at a meeting scheduled for today. The Board of Trustees currently consists of Ms. Collins and Messrs. Bleasdale, Ireland, Mayer, McNeice, Moody, Neuhauser, Shinn, Sullivan and Weeks. The Board currently is divided into the following three classes, each with a three year term expiring in the years indicated (assuming the persons listed above, other than Messrs. Birnbaum, Grinnell and Lowry, are elected at the Meeting):

          1996                1997                1998
        Ms. Collins         Mr.Bleasdale        Mr. Shinn
        Mr. Ireland         Mr. Mayer           Mr. Sullivan
        Mr.McNeice          Mr. Moody           Mr. Weeks
                            Mr. Neuhauser

   The years in which Messrs. Birnbaum's, Grinnell's and Lowry's terms will expire will be determined by the current Trustees at their April meeting.

   The following table sets forth certain information about the current Trustees and about Messrs. Birnbaum, Grinnell and Lowry:



                                                             Shares
                                                          Beneficially
                                                        Owned and Percent
Nominee Name            Principal Occupation(1) and        of Fund at
(Age)                   Directorships                   March 6, 1995 (2)
         Trustee Since

Robert J. Birnbaum      Trustee (since January, 1994);        ----
(67)         ----       Special Counsel, Dechert Price
                        & Rhoads (September, 1988 to
                        December, 1993); President and
                        Chief Operating Officer, New
                        York Stock Exchange (May, 1985
                        to June, 1988); Trustee:
                        Liberty All-Star Equity Fund,
                        The Charles Allmon Trust, Inc.,
                        LFC Utilites Trust and Colonial
                        Trust VII (formerly Liberty
                        Financial Trust).

Tom Bleasdale           Trustee (formerly Chairman of         ----
(64)         1989       the Board and Chief Executive
                        Officer, Shore Bank & Trust
                        Co.). Director or Trustee:
                        Colonial Funds, Stok, Inc.

Lora S. Collins         Attorney, Kramer, Levin,              ----
(59)         1992       Naftalis, Nessen, Kamin &
                        Frankel (law).  Trustee:
                        Colonial Funds.

James E. Grinnell       Private Investor (since               ----
(65)         ----       November, 1988); Senior Vice
                        President-Operations, The
                        Rockport Company, importer and
                        distributor of shoes (May, 1986
                        to November, 1988); Trustee:
                        Liberty All-Star Equity Fund,
                        The Charles Allmon Trust, Inc.,
                        LFC Utilites Trust and Colonial
                        Trust VII (formerly Liberty
                        Financial Trust).

William D. Ireland, Jr. Trustee (formerly Chairman of         ----
(71)         1992       the Board, Bank of New England-
                        -Worcester). Trustee:  Colonial
                        Funds.

Richard W. Lowry        Private Investor (August, 1987        ----
(58)         ----       to present); Chairman and Chief
                        Executive Officer, U.S. Plywood
                        Corporation, manufacturer and
                        distributor of wood products
                        (August, 1985 to August, 1987);
                        Trustee: Liberty All-Star
                        Equity Fund, The Charles Allmon
                        Trust, Inc., LFC Utilites Trust
                        and Colonial Trust VII
                        (formerly Liberty Financial
                        Trust).

William E. Mayer        Dean of the College of Business       ----
(54)         1994       and Management, University of
                        Maryland (formerly Dean of the
                        Simon Graduate School of
                        Business, University of
                        Rochester; Chairman and Chief
                        Executive Officer, C.S. First
                        Boston Merchant Bank; and
                        President and Chief Executive
                        Officer, The First Boston
                        Corporation).  Director or
                        Trustee:  Colonial Funds,
                        American Medical Inc.; Chart
                        House Enterprises; Riverwood
                        International Corp.

John A. McNeice, Jr.*   Chairman of the Board and             ----
(62)         1989       Director of The Colonial Group,
                        Inc. (formerly Chief Executive
                        Officer, TCG); Chairman of the
                        Board, Chief Executive Officer
                        and Director of the Adviser.
                        Director or Trustee: Colonial
                        Funds; Liberty Financial
                        Companies, Inc. (Liberty
                        Financial).

James L. Moody, Jr.     Chairman of the Board,                ----
(63)         1992       Hannaford Bros. Co. (food
                        distributor) (formerly Chief
                        Executive Officer, Hannaford
                        Bros. Co.).  Director or
                        Trustee: Colonial Funds,
                        Penobscot Shoe Co., Sobeys
                        Inc., Hills Stores Company,
                        Inc., UNUM Corporation, IDEXX
                        Laboratories.

John J. Neuhauser       Dean of the School of                 ----
(51)         1992       Management, Boston College.
                        Director or Trustee: Colonial
                        Funds, Hyde Athletic
                        Industries, Inc.

George L. Shinn         Financial Consultant (formerly        ----
(72)         1992       Chairman, Chief Executive
                        Officer and Consultant, The
                        First Boston Corporation).
                        Trustee or Director:  Colonial
                        Funds, The New York Times Co.,
                        Phelps Dodge Corp.

Robert L. Sullivan      Management Consultant. Trustee:       ----
(67)         1989       Colonial Funds.


Sinclair Weeks, Jr.     Chairman of the Board, Reed &         ----
(71)         1989       Barton Corporation.  Director
                        or Trustee:  Colonial Funds,
                        Commonwealth Energy Systems.


* Mr. McNeice is an "interested person" as defined by the Investment Company Act of 1940 (1940 Act), because of his affiliation with TCG and the Adviser.

(1) Except as otherwise noted, each individual has held the office indicated or other offices in the same company for the last five years.

(2) On March 6, 1995, the Trustees and officers of the Fund beneficially owned less than 1% of the then outstanding shares of the Fund.

     In this Proxy Statement, "Colonial Funds" means Colonial Trust I, Colonial Trust II, Colonial Trust III, Colonial Trust IV, Colonial Trust V, Colonial Trust VI, Colonial Trust VII, Colonial High Income Municipal Trust, Colonial InterMarket Income Trust I, Colonial Intermediate High Income Fund, Colonial Investment Grade Municipal Trust and Colonial Municipal Income Trust.

     The following table sets forth certain information about the executive officers of the Fund:

Name
(Age)  Executive         Office with Fund; Principal Occupation (3)
       Officer Since

John A. McNeice, Jr.     President and Trustee of the Fund; Chairman
(62)      1989           of the Board and Director of the Adviser
                         (formerly Chief Executive Officer);
                         Chairman of the Board and Director of TCG
                         (formerly Chief Executive Officer);
                         Director of Liberty Financial; President and Trustee of Colonial Funds.

Harold W. Cogger         Vice President of the Fund; President,
(59)      1993           Chief Executive Officer and Director of the
                         Adviser (formerly Executive Vice
                         President); President, Chief Executive
                         Officer and Director of TCG; Director and
                         Executive Vice President of Liberty
                         Financial; Vice President of Colonial
                         Funds.

Davey S. Scoon           Vice President of the Fund (formerly
(48)      1993           Treasurer); Executive Vice President and
                         Director of the Adviser (formerly Senior
                         Vice President and Treasurer); Executive
                         Vice President and Chief Operating Officer of TCG (formerly Vice President - Finance and Administration and Treasurer); Vice
                         President of Colonial Funds (formerly
                         Treasurer).

Richard A. Silver        Treasurer and Chief Financial Officer of
(48)      1993           the Fund (formerly Controller); Senior Vice
                         President, Director, Treasurer and Chief
                         Financial Officer of the Adviser; Treasurer and Chief Financial Officer of TCG
                         (formerly Assistant Treasurer); Treasurer and Chief Financial Officer of Colonial
                         Funds (formerly Controller).

Peter L. Lydecker        Controller of the Fund (formerly Assistant
(41)      1993           Controller); Vice President of the Adviser
                         (formerly Assistant Vice President);
                         Controller of Colonial Funds (formerly
                         Assistant Controller).

(3) Except as otherwise noted, each individual has held the office indicated or other offices in the same company for the last five years.

Trustees' Compensation, Meetings and Committees

   During the fiscal year ended December 31, 1994, the Board held eight meetings. The current Trustees received the following compensation from the Fund for the fiscal year ended December 31, 1994 and from the Colonial Funds for the calendar year ended December 31, 1994, for serving as Trustees:

                                                              Total
                      Aggregate      Pension or               Compensation
                      Compensation   Retirement   Estimated   From Fund and
                      From Fund      Benefits     Annual      Other Colonial
                      for the        Accrued As   Benefits    Funds for the
                      fiscal year    Part Of      Upon        calendar year
Trustee               ended 12/31/94 Fund Expense Retirement  ended 12/31/94(b)

Tom Bleasdale           $1,546(a)        $0           $0        $101,000(c)
Lora S.  Collins         1,455            0            0          95,000
William D. Ireland, Jr.  1,683            0            0         110,000
William E. Mayer         1,375            0            0          89,752
John A.  McNeice, Jr.        0            0            0               0
James L. Moody, Jr.      1,684            0            0         109,000
John J.  Neuhauser       1,456            0            0          95,000
George L. Shinn          1,716            0            0         112,000
Robert L. Sullivan       1,617            0            0         104,561
Sinclair Weeks, Jr.      1,775            0            0         116,000

 (a)  Included $747 payable as deferred compensation.
 (b) At December 31, 1994, The Colonial Funds Complex consisted of 31 open-end and 5 closed-end management investment portfolios advised by the Adviser.
 (c)  Included $49,000 payable as deferred compensation.

   The following table sets forth the amount of compensation paid to Messrs. Birnbaum, Grinnell and Lowry in their capacities as Trustees of the Liberty All-Star Equity Fund, The Charles Allmon Trust, Inc., Liberty Financial Trust (now known as Colonial Trust VII) and LFC Utilities Trust (together, Liberty Funds) for service during the calendar year ended December 31, 1994:



                    Aggregate       Pension or                Total
                    Compensation    Retirement    Estimated   Compensation
                    From Fund       Benefits      Annual      From Liberty
                    for the         Accrued As    Benefits    Funds for the
                    fiscal year     Part of       Upon        calendar year
Trustee             ended 12/31/94  Fund Expense  Retirement  ended 12/31/94(d)



Robert J. Birnbaum       $0            $0            $0         $     0
James E. Grinnell         0             0             0          31,032
Richard W. Lowry          0             0             0          31,282


(d)   At December 31, 1994, the Liberty Funds consisted of
      5 open-end and 2 closed-end management investment company portfolios, each advised by Stein Roe & Farnham Incorporated, an indirect wholly-owned subsidiary of Liberty Financial, an intermediate parent of the Adviser. On March 27, 1995, four of the portfolio series in the Liberty Financial Trust (now known as Colonial Trust VII) were merged into existing Colonial funds and a fifth was merged into a new portfolio series of Colonial Trust III.

   The Audit Committee of the Colonial Funds, consisting of Messrs. Bleasdale, Ireland, Moody, Shinn, Sullivan and Weeks, met twice during the fiscal year ended December 31, 1994. The Committee recommends to the Trustees the independent accountants to serve as auditors, reviews with the independent accountants the results of the auditing engagement and internal accounting procedures and controls, and considers the independence of the independent accountants, the range of their audit services and their fees.

   The Compensation Committee of the Colonial Funds, consisting of
Ms. Collins and Messrs. Neuhauser, Sullivan and Weeks, met once during the fiscal year ended December 31, 1994. The Committee reviews compensation of the Trustees.

   The Nominating Committee of the Colonial Funds, consisting of Messrs. Bleasdale, Ireland, Moody and Weeks, met once during the fiscal year ended December 31, 1994. The Committee in its sole discretion recommends to the Trustees nominees for Trustee and for appointments to various committees. The Committee will consider candidates for Trustee recommended by shareholders. Written recommendations with supporting information should be directed to the Committee in care of the Fund.

   During the fiscal year ended December 31, 1994, each of the current Trustees attended more than 75% of the meetings of the Board and the committees of which such Trustee is a member.

  If any of the nominees listed above becomes unavailable for election, the enclosed proxy may be voted for a substitute candidate in the discretion of the proxy holder(s). If the condition set forth on page 3 is not fulfilled, the enclosed proxy will not be voted for the election of Messrs. Birnbaum, Grinnell and Lowry.

Required Vote

   A plurality of the votes cast at the Meeting, if a quorum is represented, is required for the election of each Trustee.

   Description of the Adviser. On March 24, 1995, TCG completed a merger (Merger) with a subsidiary of Liberty Financial in which TCG was the surviving company and in which TCG stockholders became stockholders of Liberty Financial.

   John A. McNeice, Jr., who is President and a Trustee of the Colonial Funds, prior to the Merger held 1,464,000 shares of TCG Class A Common Stock, representing approximately 20% of the Class A Common Stock of TCG, and 98,437 shares of TCG Class B Common Stock, representing approximately 51% of its outstanding Class B Stock, and was considered to be a controlling person of TCG and of the Adviser. In connection with the Merger, Mr. McNeice received $22.3 million in cash and approximately 1,005,300 shares of Liberty Financial common stock for his shares of TCG. Since the Merger, Mr. McNeice is no longer a controlling person of the Adviser. The closing price of Liberty Financial common stock on March 27, 1995 was $28 per share.

   The Adviser remains a wholly-owned subsidary of TCG which in turn is now a wholly-owned subsidiary of Liberty Financial. Liberty
Financial is an indirect subsidiary of Liberty Mutual Insurance
Company (Liberty Mutual). Liberty Financial is a diversified and integrated asset management organization which provides insurance and investment products to individuals and institutions. Its principal executive offices are located at 600 Atlantic Avenue, 24th Floor, Boston, Massachusetts 02210. Liberty Mutual is a Massachusetts-chartered mutual property and casualty insurance company with over $20.6 billion in assets and $3.5 billion in surplus at December 31, 1994. The principal business activities of Liberty Mutual's subsidiaries other than Liberty Financial are property-casulty insurance, insurance services and life insurance (including group life and health insurance products) marketed through its own sales force. Its principal executive offices are located at 175 Berkeley Street, Boston, Massachusetts 02117.

2.    Ratification of Independent Accountants.

   Price Waterhouse LLP was selected as independent accountants for the Fund for the fiscal year ending December 31, 1995, by unanimous vote of the Trustees, subject to ratification or rejection by the shareholders. Neither Price Waterhouse LLP nor any of its partners has any direct or material indirect financial interest in the Fund. Price Waterhouse LLP also acts as independent accountants for the Adviser and affiliated companies. A representative of Price Waterhouse LLP will be available at the Meeting to respond to appropriate questions and make a statement (if the representative desires), if requested by a shareholder in writing at least five days before the Meeting.

Required Vote

   Ratification requires the affirmative vote of a majority of the shares of the Fund represented at the Meeting.

3.    Other Matters and Discretion of Attorneys Named in the Proxy

   At this date only the business mentioned in Items 1 and 2 of the Notice of the Meeting is contemplated to be presented. If any procedural or other matters properly come before the Meeting, the enclosed proxy shall be voted in accordance with the best judgment of the proxy holder(s).

   The Meeting is called to be held at the same time as meetings of the shareholders of Colonial High Income Municipal Trust and Colonial InterMarket Income Trust I. It is anticipated that the meetings will be held simultaneously. In the event that any Fund shareholder at the Meeting objects to the holding of a simultaneous meeting and moves for an adjournment of the meetings so that the Meeting of the Fund may be held separately, the persons named as proxies will vote in favor of such an adjournment.

   If a quorum of shareholders (a majority of the shares entitled to vote at the Meeting) is not represented at the Meeting or at any adjournment thereof, or, even though a quorum is so represented, if sufficient votes in favor of the Items set forth in the Notice of the Meeting are not received by May 31, 1995, the persons named as proxies may propose one or more adjournments of the Meeting for a period or periods of not more than ninety days in the aggregate and further solicitation of proxies may be made. Any such adjournment may be effected by a majority of the votes properly cast in person or by proxy on the question at the session of the Meeting to be adjourned. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of the Items set forth in the Notice of the Meeting. They will vote against any such adjournment those proxies required to be voted against any of such Items.

   Based upon the Fund's review of Forms 3, 4 and 5 required to be filed by the Fund's Trustees and certain of its officers, William E. Mayer, a Trustee of the Fund, filed a late Form 3 (Initial Statement of Beneficial Ownership), on which he reported that he did not hold any of the Fund's shares.

Date for Receipt of Shareholder Proposals

   Proposals of shareholders which are intended to be considered for inclusion in the Fund's proxy statement relating to the 1996 Annual Meeting of Shareholders of the Fund must be received by the Fund at One Financial Center, Boston, Massachusetts 02111 on or before December 23, 1995.

Shareholders are urged to vote, sign and mail their proxies immediately.


                 [This Page Intentionally Left Blank.]


               COLONIAL INVESTMENT GRADE MUNICIPAL TRUST

Proxy                  This Proxy is Solicited on Behalf of the Trustees.

     The undersigned shareholder hereby appoints Michael H. Koonce, John A. McNeice, Jr. and Arthur O. Stern, and each of them, proxies of the undersigned, with power of substitution, to vote at the Annual Meeting of Shareholders of Colonial Investment Grade Municipal Trust, to be held at Boston, Massachusetts, on Wednesday, May 31, 1995, and at any adjournments, as follows:

1.    ELECTION OF SIX TRUSTEES.

(Item 1 of the Notice)

     FOR the nominees listed below       WITHHOLD AUTHORITY
     (except as marked to                to vote for the nominees
     the contrary below*)                listed below

   Robert J. Birnbaum    Sinclair Weeks, Jr.    James E. Grinnell
   Robert L. Sullivan    George L. Shinn        Richard W. Lowry

     *(INSTRUCTION: To withhold authority to vote for any individual nominee write that nominee's name on the space provided below).

                                             (continued on other side)

(continued from other side)

2.  PROPOSAL TO RATIFY THE SELECTION OF INDEPENDENT ACCOUNTANTS.
(Item 3 of the Notice)
       FOR            AGAINST          ABSTAIN

3.  IN THEIR DISCRETION, UPON SUCH OTHER MATTERS AS MAY PROPERLY
    COME BEFORE THE MEETING.


This proxy when properly executed will be voted in the manner directed above and, absent direction, will be voted for Items 1 and 2 listed above.

                                       Please sign exactly as
                                       name appears hereon.  When
                                       signing as attorney,
                                       executor, administrator,
                                       trustee or guardian,
                                       please give full title as
                                       such.  If a corporation,
                                       please sign in full
                                       corporate name by
                                       President or other
                                       authorized officer.  If a
                                       partnership, please sign
                                       in partnership name by
                                       authorized person.



                                       Dated:---------------, 1995




                                       ---------------------------
                                       Signature




                                       ---------------------------
                                       Signature if held jointly



PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY USING THE
ENCLOSED ENVELOPE.